UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS IN RE EVOLV TECHNOLOGIES HOLDINGS, INC. STOCKHOLDER DERIVATIVE LITIGATION, Master File No. 1:24-cv-12822-ADB NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

1 NOTICE OF PROPOSED DERIVATIVE SETTLEMENT TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF EVOLV TECHNOLOGIES HOLDINGS, INC. (“EVOLV” OR THE “COMPANY”) COMMON STOCK AS OF AUGUST 5, 2026 (THE “RECORD DATE”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE ACTIONS (THE “DERIVATIVE MATTERS”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD EVOLV COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. PLEASE NOTE THAT THE DERIVATIVE MATTERS ARE BROUGHT BY STOCKHOLDERS OF THE COMPANY FOR THE BENEFIT OF THE COMPANY, AND THERE IS NO CLAIM FORM BECAUSE NO INDIVIDUAL HAS A RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THE DERIVATIVE MATTERS. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE DERIVATIVE MATTERS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. YOU ARE HEREBY NOTIFIED of the proposed Settlement of the above-captioned consolidated stockholder derivative action (the “Massachusetts Action”), the stockholder derivative actions Bersch v. George, et al., C.A. No. 2025-0266-MTZ (Del. Ch. 2025), and Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025) as well as the litigation demand made by Stockholder Nicholas R. Ingrao (collectively, the “Derivative Matters”), brought on behalf of Evolv, which would resolve the Derivative Matters. As explained below, on October 21, 2026, at 9:00 a.m., the Court will hold a hearing (the “Settlement Hearing”) to determine: (i) whether the terms of the Settlement are fair, reasonable,

2 and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) whether the Court should approve the agreed-to attorneys’ fees and reimbursement of expenses for Stockholders’ Counsel and any service awards to the Settling Stockholders; and (iv) such other actions as may be necessary or proper under the circumstances. The Court may continue or adjourn the Settlement Hearing without further notice to Current Evolv Stockholders. The Court may conduct the Settlement Hearing remotely without further notice to Current Evolv Stockholders. Thus, if you are planning to participate in the Settlement Hearing, you should confirm the date, time, and platform before going to the Court, and you may consult the Court’s calendar for any change in date or time of, or platform used for the Settlement Hearing. The terms of the Settlement are set forth in the Stipulation of Settlement (“Stipulation” or “Settlement”) dated August 5, 2026. The Settlement provides for corporate governance reforms (the “Reforms”), which are summarized herein and detailed in Exhibit A to the Stipulation. The Company acknowledges and has determined that the Reforms confer substantial corporate benefits upon Evolv and its stockholders and that the Settlement is in all respects fair and reasonable and in the best interests of the Company and its stockholders. The Company further acknowledges and agrees that the initiation and prosecution of the Derivative Matters were the cause of Evolv adopting and implementing the Reforms. If approved by the Court, the Settlement will fully resolve the Derivative Matters on the terms set forth in the Stipulation and summarized in this notice, including the dismissal of the Derivative Matters with prejudice. For a more detailed statement regarding the Derivative Matters, the Settlement, and the terms discussed in this notice, the Stipulation may be inspected at the Clerk of Court’s office at the U.S. District Court for the District of Massachusetts, located at the John

3 Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Suite 2300, Boston, Massachusetts 02210. The Stipulation is also available for viewing on the “Investor Relations” portion of Evolv’s website at https://www.evolv.com. This Notice is being provided pursuant to an Order of the U.S. District Court for the District of Massachusetts (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the Derivative Matters or the merits of the claims or defenses asserted by or against any party, nor is it a finding or evidence of any fault, wrongdoing, or liability. It is solely to notify you of the terms of the proposed Settlement and your rights related thereto. Capitalized terms not otherwise defined herein shall have the definitions set forth in the Stipulation. I. THE DERIVATIVE MATTERS Evolv is a leading security technology company pioneering Artificial Intelligence (“AI”)- powered screening solutions designed to help create safer environments while maintaining efficient visitor flow and a positive visitor experience. The Company serves customers across a range of end markets, including education, healthcare, sports, live entertainment, tourist attractions, houses of worship, and industrial workplaces. The Company offers two major products, Evolv Express® and Evolv eXpedite™, which are designed to efficiently screen high volumes of people and bags for concealed threats. The Derivative Matters arise from the Company’s past marketing claims that the Evolv Express was superior to traditional metal detectors. The Settling Stockholders allege that beginning in 2022, certain reporting began to cast doubt on the efficacy of Evolv’s technology. On October 12, 2023, Evolv disclosed that the U.S. Federal Trade Commission (“FTC”) had requested information regarding “certain aspects of its

4 marketing practices.” Then, on February 19, 2024, Evolv announced that the U.S. Securities and Exchange Commission (“SEC”) was conducting a “non-public, fact finding inquiry.” Like the FTC, the SEC requested documents and information relating to “certain aspects of the Company’s marketing practices.” These investigations placed some of the Company’s past representations under federal regulatory scrutiny. On October 25, 2024, Evolv announced that it had determined that the accounting for certain sales transactions was inaccurate and that, among other things, revenue was prematurely or incorrectly recognized in connection with financial statements prepared for the periods between the second quarter of 2022 and the second quarter of 2024. As a result, Evolv noted that certain financial statements should not be relied upon. Evolv revealed that an ad hoc committee of independent directors of the Board, under the direction of the Board, was conducting an ongoing internal investigation into these matters and that the Company’s third quarter 2024 financial results would be delayed. Evolv noted the committee was working closely with outside experts to complete the investigation and prepare amendments to the Company’s financial statements and related filings. As was later confirmed, during the relevant reporting periods, certain sales of products and subscriptions to channel partners and end users were subject to “extra-contractual terms and conditions” that impacted revenue recognition and other metrics. On November 26, 2024, Evolv entered into a settlement with the FTC. As part of the Court-approved order entered on December 6, 2024, Evolv agreed to refrain from using certain prior marketing claims without adequate substantiation and to offer eligible school customers the option to cancel their contracts during a 60-day cancellation period. The Derivative Matters allege that Evolv’s Board and management breached their fiduciary duties by: (a) participating in and/or failing to prevent improper sales and revenue practices and

5 thereby misrepresenting the Company’s publicly reported financials; (b) failing to design and implement adequate internal controls and/or reporting systems; and (c) causing the Company to make false and misleading statements regarding its core product and technology. Evolv and the Individual Defendants deny those claims. No court has decided in favor of Settling Stockholders or Defendants in the Derivative Matters. A. The Massachusetts Action On November 12, 2024, Plaintiff Maas filed a verified stockholder derivative complaint on behalf of Evolv against the Individual Defendants styled as Maas v. Glat, et al., Case No. 1:24-cv- 12822-ADB (D. Mass.) (the “Maas Action”). The Maas Action brought claims for violations of Section 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”), breach of fiduciary duties, unjust enrichment, waste of corporate assets, abuse of control, and gross mismanagement. On November 27, 2024, Plaintiff Johnson filed a verified stockholder derivative compliant on behalf of Evolv against the Individual Defendants, styled as Johnson v. Ellenbogen, et al., Case No. 1:24-cv-12966 (D. Mass.) (the “Johnson Action”). The Johnson Action alleges violation of Section 14(a) of the Exchange Act and breach of fiduciary duties. On December 3, 2024, the parties to the Maas Action filed a joint motion to stay pending developments in the related securities class action. On December 4, 2024, the Court granted the joint motion to stay the Maas Action. On December 30, 2024, the parties to the Maas and Johnson Actions filed a motion to consolidate the actions, appoint counsel, and continue the stay. The Court granted this motion on January 6, 2025 consolidating the Maas and Johnson Actions into the Massachusetts Action, appointing The Rosen Law Firm, P.A. and Rowley Law PLLC as co-lead counsel for plaintiffs in the Massachusetts Action, and staying the Massachusetts Action.

6 B. The Delaware Actions On March 11, 2025, Plaintiff Bersch commenced the Bersch Action, asserting claims on behalf of Evolv for breach of fiduciary duty, unjust enrichment, and insider trading. On May 9, 2025, the parties to the Bersch Action filed a stipulation to stay the action pending developments in the Securities Class Action, which the court granted on May 12, 2025. On June 30, 2026, the court issued an Order continuing the stay and directing the parties to submit a joint status report by September 1, 2026. On October 2, 2025, Plaintiff Patrick commenced the Patrick Action, asserting claims on behalf of Evolv for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. On November 7, 2025, the parties to the Patrick Action filed a stipulation to stay the action pending developments in the Securities Class Action, which the court granted the same day. On June 30, 2026, the court issued an Order continuing the stay and directing the parties to submit a joint status report by September 1, 2026. C. Stockholder Demand On October 25, 2024, Evolv shareholder Ingrao issued an inspection demand for documents pursuant to 8 Del. C. § 220 to Evolv. After negotiating and executing a confidentiality agreement with the Company, Evolv produced documents to Ingrao on August 1, 2025. After counsel for Ingrao reviewed and analyzed the Company’s Section 220 production, on January 6, 2026, Ingrao sent the Chairman of the Board of Evolv a pre-suit litigation demand to investigate and bring action against the Individual Defendants for breaches of fiduciary duties arising out of

7 substantially the same alleged misconduct as set forth in the Massachusetts Action and the Delaware Actions. D. Settlement Negotiations Beginning in the summer of 2025, the Settling Stockholders coordinated with one another in efforts aimed at a global resolution of the Derivative Matters. Specifically, on August 1, 2025, Plaintiffs in the Massachusetts Action prepared a confidential settlement demand to address the Individual Defendants’ alleged wrongdoing with a comprehensive set of corporate governance reforms to resolve all derivative claims. On August 29, 2025, Plaintiff Bersch sent his own settlement demand to Evolv. In response, the Company and Plaintiffs Maas, Johnson, and Bersch exchanged multiple counterproposals. Eventually, the Settling Parties, agreed to explore a potential resolution of these matters before Jed Melnick, Esq. of JAMS (“Mr. Melnick” or the “Mediator”), a highly experienced mediator in shareholder and securities litigation. By agreement of the parties, a virtual, all-day mediation was held February 18, 2026. While the mediation was productive, the Settling Parties were unable to reach an agreement at mediation. Accordingly, the Settling Parties scheduled another mediation session with Mr. Melnick on March 25, 2026. Between the two mediation sessions, the Settling Parties continued to engage in settlement communications under the guidance of, and facilitated by, the Mediator. The Settling Parties grappled with the substantive strengths and weaknesses of the Derivative Matters and discussed at length Settling Stockholders’ proposed settlement terms and demands, and continued to exchange further information and counterproposals during this time. The second mediation session was successful and resulted in the Settling Parties drafting and circulating a proposed term sheet. After negotiating its provision, on April 22, 2026, the Settling Parties executed the Term Sheet, that, subject to approval of the Court, resolves the Derivative Matters and the Released Claims as further

8 described herein. The substantive consideration for the Settlement (defined herein) is incorporated herewith as Exhibit A to the Stipulation. Further, Evolv produced confirmatory discovery negotiated by Stockholders’ Counsel that consisted of internal Evolv documents produced in the related Securities Class Action, comprised of Board-level materials from the relevant time period. II. TERMS OF THE PROPOSED SETTLEMENT This notice provides a summary of the terms of the Settlement, which is subject to approval by the Court. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, including that all capitalized terms used herein shall bear the same meaning as that used in the Stipulation. Pursuant to the Settlement of the Derivative Matters, Evolv has implemented, and/or shall implement, the corporate governance Reforms detailed in Exhibit A to the Stipulation and summarized below. Evolv shall implement the Reforms within thirty (30) days following the Effective Date of the Settlement. The Reforms shall remain in effect for five (5) years from the Effective Date of the Settlement. The Settling Parties have acknowledged that the Reforms shall be implemented and maintained in a manner consistent with applicable law and shall not be interpreted to require any act or omission that would conflict with, or prevent the Board from acting in accordance with, its fiduciary duties to the Company and its stockholders. The Reforms to which the Settling Parties have agreed are as follows:  Amendments to Evolv’s Audit Committee Charter (a) to require periodic separate private sessions between the committee and management, the internal auditor, and the independent auditor; (b) to solicit the input of business unit representatives as necessary to review the Company’s public disclosures; and (c) to authorize retention of an

9 independent consulting service, as the Board deems necessary, to strengthen internal controls.  Amendment to Evolv’s Marketing Policy to (a) ensure that any corrective disclosures required are timely issued; and (b) state the process for persons to report concerns regarding suspected violations of the policy.  Amendment to Evolv’s Disclosure Committee Charter to add a representative of sales to the committee, provide examples of escalation triggers, and require that the committee coordinate with senior officers and others to ensure accurate disclosures.  Amendment to Evolv’s Corporate Governance Guidelines regarding the duties and responsibilities of the Lead Independent Director.  The General Counsel position will be specifically tasked with certain targeted duties to assist the Board with oversight of the Company’s legal and compliance matters.  The Board will be required to discuss at least annually: (a) Evolv’s efforts to comply with best revenue recognition practices and its Marketing Policy; and (b) Evolv’s efforts to comply with the December 6, 2024 permanent injunction ordered by the U.S. District Court for the District of Massachusetts in connection with the Company’s November 26, 2024 settlement with the FTC.  Enhanced oversight of Evolv’s marketing practices to include (a) meetings at least annually between the General Counsel and the Director of Advertising Law and IP and/or the Chief Marketing Officer to discuss marketing practices generally and marketing claims specifically related to Evolv Express, and (b) monitoring by the General Counsel of compliance with required compliance training for sales and marketing employees.

10  Creation of a new Management-Level Compliance Committee to enhance compliance with applicable law, the Code of Business Conduct and Ethics, and internal policies. Further, Evolv acknowledges that the Derivative Matters were material factors causing the Company to make specified post-filing enhancements to the Code of Business Conduct and Ethics concerning the Company’s compliance framework, including a dedicated section on Responsibilities of Managers and Leaders, a five-question ethical decision-making test that employees should apply before acting, and enhancing employees’ awareness of the Company’s reporting and speak-up culture through interactive, engaging communication campaigns. The Company additionally acknowledges and agrees that the Reforms confer substantial benefits upon Evolv and its stockholders and that the initiation and prosecution of the Derivative Matters and the litigation efforts of Settling Stockholders and Stockholders’ Counsel were the cause of the Reforms. III. DISMISSAL AND RELEASES The Settlement is conditioned, among other things, upon: entry of an order by the Court approving the Settlement and dismissing the Massachusetts Action with prejudice, the dismissal of the Delaware Actions with prejudice, and the formal withdrawal of Demanding Stockholder’s litigation demand with prejudice. The Settlement will not become effective until such an order has been entered and become final and non-appealable (the “Effective Date”). The Settlement also provides that, within seven (7) calendar days of the entry of the Judgment, the Delaware Plaintiffs will file the necessary paperwork to effectuate the dismissal of the Delaware Actions with prejudice and the Demanding Stockholder will formally withdraw his litigation demand with prejudice. Upon the Effective Date, Settling Stockholders, Evolv, and Evolv’s stockholders, or any Person acting on behalf of Evolv and Settling Stockholders (acting on their own behalf and/or

11 derivatively on behalf of Evolv) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Released Persons and any and all causes of action or claims (including Unknown Claims) that have or could have been asserted in the Derivative Matters by Settling Stockholders, Evolv, or any Evolv stockholder derivatively on behalf of Evolv, or Evolv against the Settling Defendants or the Released Persons arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, alleged omissions, or alleged failures asserted in the Derivative Matters. Nothing shall in any way impair or restrict the rights of any Settling Party or any other Released Person to enforce the terms of the Stipulation. The Settling Parties have further stipulated and agreed that, upon the Effective Date, Settling Stockholders, Evolv, Evolv’s stockholders, or any Person acting on behalf of Evolv or Settling Stockholders shall be deemed to have, and by operation of the Final Judgment shall have, waived the provisions, rights, and benefits of California Civil Code § 1542, and by any law of any state or territory of the United States or any other state, sovereign, or jurisdiction, or any principle of common law that is similar, comparable, or equivalent to Section 1542 of the California Civil Code, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties and/or any Evolv stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed

12 upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties have acknowledged, and every Evolv stockholder shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. Upon the Effective Date, Evolv, Evolv stockholders, or any Person acting on behalf of Evolv, and Settling Stockholders (acting on their own behalf and derivatively on behalf of Evolv and its stockholders) shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons or any action or other proceeding against any of the Released Persons arising out of, relating to, or in connection with the Released Claims, the Derivative Matters, or the filing, prosecution, defense, settlement, or resolution of the Derivative Matters. Upon the Effective Date, each of the Released Persons and the Related Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Settling Stockholders, Stockholders’ Counsel, and all Evolv stockholders (solely in their capacity as Evolv stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Matters or the Released Claims. These releases, however, shall not in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment. In addition, nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, excess

13 insurers, re-insurers, co-insurers, or representatives, including, but not limited to, any rights or claims of Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Likewise, nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of the Individual Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Derivative Matters or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws, or under applicable law. IV. STOCKHOLDERS’ COUNSEL SEPARATELY NEGOTIATED ATTORNEYS’ FEES AND EXPENSES Based on the substantial corporate benefits that Stockholders’ Counsel’s efforts and the Settlement have conferred and will confer on the Company and Current Evolv Stockholders, the Defendants agreed to cause certain of Evolv’s insurance carriers to pay an award of attorneys’ fees and expenses to Stockholders’ Counsel in the total amount not to exceed $1,275,000.00 (the “Fee and Expense Amount”), subject to Court approval. Additionally, Stockholders’ Counsel may seek on behalf of Settling Stockholders service awards in the amount of $2,000.00 each, to be paid out of the Fee and Expense Amount. All terms of the Settlement, including the Fee and Expense Amount and any requested service awards, are subject to approval by the Court. V. REASONS FOR THE SETTLEMENT The Settling Parties have determined that it is desirable and beneficial that the Derivative Matters and all of the disputes related thereto are fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and believe that the Settlement is in the best interests of the Settling Parties, Evolv, and its stockholders.

14 1. Why Did Settling Stockholders Agree to Settle? Settling Stockholders and Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have substantial merit, and Settling Stockholders’ entry into the Stipulation and this Settlement is not intended to be and shall not be construed as an admission or concession concerning the strength or merit of the claims alleged in the Derivative Matters. Settling Stockholders and Stockholders’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Matters against the Settling Defendants through motion practice, trial, and potential appeals. Settling Stockholders and Stockholders’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Settling Stockholders and Stockholders’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Matters. Based on their evaluation, Settling Stockholders and Stockholders’ Counsel have determined that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits on Evolv and its stockholders. Further, Settling Stockholders and Stockholders’ Counsel believe the Settlement is in the best interests of Evolv and its stockholders and have agreed to settle the Derivative Matters on the terms and subject to the conditions set forth herein and in the Stipulation. 2. Why Did the Settling Defendants Agree to Settle? The Settling Defendants deny each and every one of the claims and contentions alleged by Settling Stockholders in the Derivative Matters. Without limiting the foregoing, the Settling Defendants deny, among other things, that they or any other current or former Evolv directors or

15 officers engaged in or committed any fraud, any violation of law, any breach of duty, or any other wrongdoing or improper conduct whatsoever. The Settling Defendants further deny that Settling Stockholders, Evolv, or Evolv’s stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters or otherwise. The Settling Defendants have further asserted and continue to assert that at all times, they and all other current or former Evolv directors or officers acted in good faith and in a manner they reasonably believed to be in the best interests of Evolv and its stockholders. The Settling Defendants maintain that they had and have meritorious defenses to all allegations in the Derivative Matters and that had the terms of the Stipulation not been reached, Defendants would have continued to vigorously contest Plaintiffs’ allegations. Nonetheless, the Settling Defendants also have taken into account the burden, expense, and uncertainty inherent in any litigation, especially in complex cases like the Derivative Matters. The Settling Defendants are entering into this Stipulation solely to eliminate the burden, expense, and distraction of further litigation, and without admitting any wrongdoing or liability whatsoever. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms of the Stipulation, the Stipulation, including all of the commitments and undertakings agreed to by the Settling Defendants, and all attached Exhibits thereto, shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. Nor shall the Stipulation, the Settlement, or this Notice be construed as, or deemed to be evidence of, an

16 admission or concession by any Defendant of any infirmity in the defenses that Defendants have, or could have, asserted in the Derivative Matters. VI. THE SETTLEMENT HEARING On October 21, 2026, at 9:00 a.m., the Court will hold the Settlement Hearing at U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Courtroom 17, Boston, Massachusetts 02210. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the separately negotiated Fee and Expense Amount and any requested service awards should be approved, and whether a final judgment should be entered and the Derivative Matters should be dismissed, or that Settling Stockholders shall cause to be dismissed, with prejudice pursuant to the Stipulation, as well as any other actions as may be proper under the circumstances. The Court has the right to continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, as well as to change the hearing date, time, or platform (in person, by video or telephone conference) without further notice to Current Evolv Stockholders. The Court may also approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Evolv Stockholders. Pending determination of whether the Settlement should be approved, no Current Evolv Stockholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency, or other tribunal asserting any of the Released Claims.

17 VII. YOUR RIGHT TO ATTEND AND BE HEARD AT THE SETTLEMENT HEARING Only Evolv stockholders who held Evolv common stock as of the Record Date and continue to hold Evolv common stock through the Settlement Hearing may, but are not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Evolv stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. 1. Right to Object to the Proposed Derivative Settlement and Procedures for Doing So Any Evolv stockholder who held Evolv common stock as of the Record Date and continues to hold Evolv common stock through the Settlement Hearing may appear and show cause, if he, she, or it has any reason why the Settlement of the Derivative Matters should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why the separately negotiated Fee and Expense Amount and requested service awards should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. 2. Objections Must be in Writing Any objections must be presented in writing and must contain the following information: (a) Your name, legal address, and telephone number; (b) Proof that you held Evolv common stock as of the Record Date and have continuously held Evolv common stock through the date of your objection, together with a

18 representation that you will continue to hold Evolv common stock through the Settlement Hearing and will provide any additional proof of continued ownership as the Court may require; (c) The date(s) you acquired your Evolv shares; (d) A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; (e) Notice of whether you or your counsel intend to appear at the Settlement Hearing (appearance is not required if you have lodged your objection with the Court); and (f) Copies of any papers you or your counsel intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. The Court may not consider any objection that does not substantially comply with these requirements. 3. You Must Timely Deliver Written Objections to the Court and Counsel for Plaintiffs, Defendants, and Evolv YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN September 30, 2026. The Court Clerk’s address is U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Suite 2300, Boston, Massachusetts 02210. YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO STOCKHOLDERS’ COUNSEL AND TO COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN September 30, 2026. Counsel’s addresses are as follows: Federal Plaintiffs’ Counsel: THE ROSEN LAW FIRM, P.A. Erica L. Stone 275 Madison Avenue, 40th Floor ROWLEY LAW PLLC Shane T. Rowley 50 Main Street, Suite 1000

19 New York, New York 10016 White Plains, New York 10606 Defendants’ Counsel: MORRISON & FOERSTER LLP Jamie A. Levitt 250 West 55th Street New York, New York 10019-9601 Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court, delivered to Stockholders’ Counsel and Counsel for Defendants and Evolv, and supported by the required proof and representation of continuous ownership through the Settlement Hearing. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above, or who fails to establish the required continuous ownership through the Settlement Hearing, will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation and waived any right to otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and shall be bound by the releases given and the Judgment to be entered by the Court. VIII. HOW TO OBTAIN ADDITIONAL INFORMATION This notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Matters or the Settlement contained in the Stipulation. You may inspect the Stipulation and other papers in the Derivative Matters at the Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Suite 2300, Boston, Massachusetts 02210. You or your counsel must appear in person to inspect these documents. The Clerk’s office will not mail

20 copies to you. You may also view and download the Stipulation on the “Investor Relations” page of Evolv’s website at https://www.evolv.com. Inquiries may be made to Federal Plaintiffs’ Counsel: THE ROSEN LAW FIRM, P.A. Erica L. Stone 275 Madison Avenue, 40th Floor New York, New York 10016 ROWLEY LAW PLLC Shane T. Rowley 50 Main Street, Suite 1000 White Plains, New York 10606 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Dated: August 6, 2026